KORNITZER CAPITAL MANAGEMENT, INC.



                              --------------------


                                 CODE OF ETHICS

                                December 15, 2004
                         (last amended January 5, 2005)







                                          Barry Koster, Chief Compliance Officer
                                              Kornitzer Capital Management, Inc.
                                                            5420 West 61st Place
                                                       Shawnee Mission, KS 66205



                                                               December 15, 2004
                                                  (last amended January 5, 2005)

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                                                                  CODE OF ETHICS
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                                                  Telephone Number: 913-677-7778
                                                  Facsimile Number: 913-831-6263
                                                 E-mail:bkoster@buffalofunds.com













                                                               December 15, 2004
                                                  (last amended January 5, 2005)

                                       2
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                       KORNITZER CAPITAL MANAGEMENT, INC.


                                TABLE OF CONTENTS

I.   Purpose of Code..............................................................................................1

II.  Why Do We Have a Code of Ethics?.............................................................................1

     A.  Kornitzer wants to protect its Clients...................................................................1

     B.  Federal law requires that we have a Code of Ethics.......................................................1

III. Does the Code of Ethics Apply to You?........................................................................1

     A.  Portfolio Persons........................................................................................2

     B.  Investment Persons.......................................................................................2

     C.  Access Persons...........................................................................................2

     D.  Non-Access Persons.......................................................................................2

IV.  Restrictions on Personal Investing Activities................................................................2

     A.  Access, Investment and Portfolio Persons Preclearance of Personal Securities Transactions................2

         1.  Preclear the transaction with KCM's Equity or Fixed Income Trader and one Portfolio Manager of
             KCM. Complete an appropriate Securities Trading Request and Authorization Form, Exhibit A............3

         2.  Submit trade clearance form to Chief Compliance Officer..............................................3

         3.  If you receive preclearance for the transaction you have 3 business days to execute your transaction. Otherwise, if you do not complete the transaction, you must seek pre-approval again. The counting of business days includes the day of request.....................................3

     B.  Access, Investment and Portfolio Persons: Additional Restrictions........................................3

         1.  Initial Public Offerings.............................................................................3

         2.  Private Placements...................................................................................3

         3.  Short-Term Trading Profits...........................................................................3

     C.  Portfolio Persons:  Blackout Period......................................................................3

V.   Reporting Requirements.......................................................................................3

     A.  Initial Disclosure of Personal Securities Holdings [Access, Investment and Portfolio Persons]............3

     B.  Quarterly Report of Securities Transactions [Access, Investment and Portfolio Persons]...................4

     C.  Annual Report of Securities Holdings [Access, Investment and Portfolio Persons]..........................4

VI.  Can there be any exceptions to the restrictions?.............................................................5

     A.  How to Request an Exemption..............................................................................5

     B.  Factors Considered.......................................................................................5

                                                               December 15, 2004
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

VII.     Confidential Information.................................................................................5

VIII.    Fiduciary Relationship...................................................................................6

IX.      Potential Conflicts of Interest..........................................................................6

X.       General Outside Activities...............................................................................6

XI.      What happens if you violate the rules in the Code of Ethics?.............................................7

     A.  The penalties which may be imposed include:..............................................................7

     B.  Penalty Factors..........................................................................................7

XII. Annual Certification of Compliance with the Code.............................................................7

APPENDIX 1:  DEFINITIONS..........................................................................................8

         1.  "Beneficial Ownership"...............................................................................8

         2.  "Code-Exempt Security"...............................................................................8

         3.  "Initial Public Offering"............................................................................8

         4.  "Private Placement"..................................................................................8

         5.  "Security"...........................................................................................8

APPENDIX 2:  WHAT IS "BENEFICIAL OWNERSHIP"?.....................................................................10

         1.  Are securities held by family members "beneficially owned" by me?...................................10

         2.  Are securities held by a company I own also "beneficially owned" by me?.............................10

         3.  Are securities held in trust "beneficially owned" by me?............................................10

         5.  Are securities in pension or retirement plans "beneficially owned" by me?...........................11

         6.  Examples of Beneficial Ownership....................................................................11

             SECURITIES HELD BY FAMILY MEMBERS...................................................................11

             SECURITIES HELD BY A COMPANY........................................................................11

             SECURITIES HELD IN TRUST............................................................................11

APPENDIX 3:  CODE-EXEMPT SECURITIES..............................................................................12

APPENDIX 4:  HOW DOES THE PRECLEARANCE PROCESS WORK?.............................................................13

Step 1:  Blackout Test...........................................................................................13

SCHEDULE A.......................................................................................................14

INITIAL CODE OF ETHICS REPORT....................................................................................16

SECURITIES REPORTING FORM........................................................................................17

CODE OF ETHICS CERTIFICATION.....................................................................................18

                                                               December 15, 2004
                                                  (last amended January 5, 2005)

                                       ii





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                       KORNITZER CAPITAL MANAGEMENT, INC.


                                 CODE OF ETHICS
--------------------------------------------------------------------------------
     Terms which are in BOLD ITALICS in the text are defined in Appendix 1.
--------------------------------------------------------------------------------


I.     PURPOSE OF CODE
       The Code of Ethics establishes rules that govern personal investment activities of affiliated persons of Kornitzer Capital Management, Inc. ("KCM"). It governs investment activities relating to the registered investment companies KCM manages (the "Funds") listed on Schedule A to this Code of Ethics and the individually managed accounts of KCM (collectively, "Clients"). The Chief Compliance Officer, Barry Koster, administers this Code of Ethics.


II.    WHY DO WE HAVE A CODE OF ETHICS?

       A.     KORNITZER WANTS TO PROTECT ITS CLIENTS
              We have a duty to place the interests of Clients first and to avoid even the appearance of a conflict of interest. By doing so, we earn and keep the trust of Clients. We must conduct ourselves and our personal SECURITIES transactions in a manner that does not create even a potential conflict of interest with the Clients or take unfair advantage of our relationship with them.

       B.     FEDERAL LAW REQUIRES THAT WE HAVE A CODE OF ETHICS
              The Investment  Company Act of 1940 and the  Investment
              Advisors Act of 1940 require that we have in place safeguards to prevent behavior and activities that might disadvantage our Clients. These safeguards are embodied in this Code of Ethics. 1

III.   DOES THE CODE OF ETHICS APPLY TO YOU?
       YES! All employees and contract personnel of KCM must observe the principles contained in the Code of Ethics. Any affiliated person of KCM who is already subject to a substantially similar Code of Ethics because of their association with a separate company, may be exempt from KCM's Code of Ethics upon written exemption by the Chief Compliance Officer.

       There are different categories of restrictions on personal investing activities; the category in which you have been placed generally depends on your job function, although unique circumstances may prompt us to place you in a different category.

       DUE TO THE SIZE OF KCM AND THE ACCESSIBILITY TO PROPRIETARY AND CORPORATE INFORMATION, ALL AFFILIATED PERSONS OF KCM UPON HIRING ARE CONSIDERED AN ACCESS, INVESTMENT OR PORTFOLIO PERSON.

------------------
1 Rule 17j-1 under the Investment Company Act of 1940 and Rules 204-2 and 204A-1 under the Investment Advisers Act of 1940 serve as a basis for much of what is contained in this Code of Ethics.

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       The range of categories is as follows:

       --------------------------------------------------------------------------------------------------------------
       FEWEST RESTRICTIONS                                                                       MOST RESTRICTIONS
       --------------------------------------------------------------------------------------------------------------
       NON-ACCESS PERSON             ACCESS PERSON            INVESTMENT PERSON                   PORTFOLIO PERSON
       --------------------------------------------------------------------------------------------------------------

       In addition, there is a fifth category for the Independent Directors of the Funds. The standard profile for each of the categories is described below:
       A.     PORTFOLIO PERSONS
              Portfolio Persons are those employees entrusted with direct responsibility and authority to make investment decisions affecting one or more Clients.

       B.     INVESTMENT PERSONS
              Investment Persons are financial analysts, investment analysts, traders and other employees who provide information or advice to a portfolio management team or who help execute the portfolio management team's decisions.

       C.     ACCESS PERSONS
              You are an Access Person if your job normally requires you to do any of the following:

              o participate in the purchase or sale of SECURITIES for Clients portfolios;

              O perform a function which relates to the making of recommendations with respect to such purchases or sales of SECURITIES for Clients portfolios; OR

              o obtain information regarding the purchase or sale of SECURITIES for Clients portfolios.

              o  all directors and officers of KCM.

       D.     NON-ACCESS PERSONS

              If you are an officer, director, employee or contractor of Kornitzer, or any affiliated company AND you do not fit into any of the above categories, you are a Non-Access Person. Because you normally do not receive confidential information about Clients' portfolios, you are subject only to Sections VI, VII, VIII, IX and X of this Code of Ethics.

              However, based on KCM's operations, it has no non-access persons at this time.

IV.    RESTRICTIONS ON PERSONAL INVESTING ACTIVITIES

       A. ACCESS, INVESTMENT AND PORTFOLIO PERSONS PRECLEARANCE OF PERSONAL SECURITIES TRANSACTIONS

              Before either of the following things happen:

              o  the purchase or sale of a SECURITY for your own account; OR

              o  the purchase or sale of a SECURITY for an account for which you are a BENEFICIAL OWNER.

              A SECURITY subject to these requirements is defined in Appendix I and code exempt securities, as defined, are exempt from this Code of Ethics.

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              You must follow the following preclearance procedures:

              1. Preclear  the  transaction  with KCM's  Equity or Fixed Income
                 Trader and one Portfolio Manager of KCM. Complete an appropriate SECURITIES TRADING REQUEST AND AUTHORIZATION
                 FORM, EXHIBIT A.

              2. Submit trade clearance form to Chief Compliance Officer.

              3. If you receive preclearance for the transaction you have 3 business days to execute your transaction. Otherwise, if you do not complete the transaction, you must seek pre-approval again. The counting of business days includes the day of request.

       B.     ACCESS, INVESTMENT AND PORTFOLIO PERSONS: ADDITIONAL RESTRICTIONS

              1. Initial Public Offerings
                 You may not acquire SECURITIES issued in an INITIAL PUBLIC OFFERING.

              2. Private Placements
                 Before you acquire any SECURITIES in a private placement, you must obtain prior written approval from the Chief Compliance Officer. Once you receive approval, you may not participate in any subsequent consideration of an investment in that issuer for any of the Clients.

              3. Short-Term Trading Profits
                 You may not profit from any purchase and sale, or sale and purchase, of the same or equivalent SECURITIES within sixty
                 (60) calendar days.


       C.     PORTFOLIO PERSONS:  BLACKOUT PERIOD
              If you are a Portfolio Person, you may not purchase or sell a SECURITY within seven (7) days before and after Clients execute a trade in that SECURITY.

V.     REPORTING REQUIREMENTS

       A.     INITIAL DISCLOSURE OF PERSONAL SECURITIES HOLDINGS
              [ACCESS, INVESTMENT AND PORTFOLIO PERSONS]

              No later than 10 days of after becoming an Access, Investment or Portfolio Person, you must report all SECURITIES holdings to the Chief Compliance Officer. The report must include all SECURITIES beneficially owned by you. See Appendix 2 for the definition of beneficial ownership. Additionally, the report must include the title of the SECURITY, the number of shares held and the principal amount of the SECURITY. The name of any broker, dealer or bank with whom the Access, Investment or Portfolio Person maintained an account in which any SECURITIES were held must also be reported. The information must be current as of a date 45 days prior to the person becoming an access person.

              This report must be accompanied by the INITIAL CODE OF ETHICS REPORT, EXHIBIT B.

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       B.     QUARTERLY REPORT OF SECURITIES TRANSACTIONS
              [ACCESS, INVESTMENT AND PORTFOLIO PERSONS]

              Each quarter you must report the purchase or sale of a SECURITY in which you have any direct or indirect BENEFICIAL OWNERSHIP, IF NOT PREVIOUSLY REPORTED. Again, Appendix 2 defines the beneficial ownership you must report.

              You must file your quarterly transaction reports no later than 30 days after the end of each calendar quarter. Additionally, you will be asked to certify that all transactions for each calendar year quarter have been reported and submit the certification no later than 30 days after the end of each quarter. SECURITIES REPORTING FORM, EXHIBIT C.

              Quarterly transaction reports must provide the following information about each transaction:

              o The date of the transaction, the description and number of shares, and the principal amount of each SECURITY involved;

              o The nature of the transaction, that is, purchase, sale or any other type of acquisition or disposition;

              o  The transaction price;

              o The name of the broker, dealer or bank through whom the transaction was effected;

              o  The date the access person submits the report.

              The following items are exempt from these requirements on quarterly reporting of securities transactions:

              o Transactions effected pursuant to an automatic investment plan. Automatic investment plan means a program in which regular periodic purchases or withdrawals are made automatically in investment accounts in accordance with a predetermined schedule and allocation. An automatic investment plan includes a dividend reinvestment plan. However, any transaction that overrides the preset schedule or allocations of the automatic investment plan is subject to the preclearance and reporting requirements of this Code of Ethics.

              o If the quarterly report would duplicate information contained in broker trade confirmations or account statements sent to the Chief Compliance Officer so long as the confirmations or statements are received by the compliance officer no later than 30 days after the end of the applicable quarter.

       C.     ANNUAL REPORT OF SECURITIES HOLDINGS
              [ACCESS, INVESTMENT AND PORTFOLIO PERSONS]

              All Access persons must annually provide to the Chief Compliance Officer a report of all SECURITIES holdings for which you are a registered owner or in which you have a BENEFICIAL OWNERSHIP interest. The report must include the title of the SECURITY, the number of shares held and the principal amount of the SECURITY. The name of any broker, dealer or bank with whom the Access, Investment or Portfolio Person maintained an account in which any SECURITIES were held, and the date the report was submitted must also be reported. The annual report must be submitted by January
              31. The information must be current as of a date no more than 45 days before the report was submitted.

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       D.     DUPLICATE CONFIRMATIONS AND ACCOUNT STATEMENTS

              It is strongly recommended that you request your broker-dealer to send duplicate trade confirmations of all transactions and monthly or quarterly account statements in which you have a BENEFICIAL OWNERSHIP to:

              Barry Koster
              Chief Compliance Officer
              Kornitzer Capital Management, Inc.
              P.O. Box 1083
              Mission, KS 66222-1083

              Duplicate confirmations and account statements sent to the compliance officer satisfy the requirements for quarterly reporting of securities transactions and annual reporting of securities holdings; provided, they are received by the Chief Compliance Officer by the deadlines previously stated.

VI.    CAN THERE BE ANY EXCEPTIONS TO THE RESTRICTIONS?
       YES. The Chief Compliance Officer may grant limited exemptions to specific provisions of the Code of Ethics on a case-by-case basis.

       A.     HOW TO REQUEST AN EXEMPTION
              Send a written request to KCM's Chief Compliance Officer detailing your situation.

       B.     FACTORS CONSIDERED
              In considering your request, the Chief Compliance Officer or his designee will grant your exemption request if he is satisfied that:

              o your request addresses an undue personal hardship imposed on you by the Code of Ethics;

              o  your situation is not contemplated by the Code of Ethics; and

              o your exemption, if granted, would be consistent with the achievement of the objectives of the Code of Ethics.

VII. CONFIDENTIAL INFORMATION
       All information about client SECURITIES transactions, actual or contemplated, is confidential. You must not disclose, except as required by the duties of your employment, SECURITIES transactions of Clients, actual or contemplated, or the contents of any written or oral communication, study, report or opinion concerning any SECURITY. These restrictions do not apply to information that has already been publicly disclosed.

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VIII.  FIDUCIARY RELATIONSHIP
       In most instances, you may be deemed to have a fiduciary duty to act in the Client's best interest at all times and place the Client's interests first. The determination of whether a fiduciary relationship exists involves complex factual and legal inquiries and determinations. You must refrain from reaching your own conclusions as to whether a fiduciary relationship exists. For general guidance, you should conduct yourself as if fiduciaries in your conduct and relationships with Clients.


IX.    POTENTIAL CONFLICTS OF INTEREST
       You must avoid any event, transaction or position that might be deemed to create a potential conflict of interest with any Client's interest. Any variety of activities, events or matters may cause a potential conflict of interest, and if any question exists, the course of action is to refrain from the activity, event or matter.

       Certain activities create such a potential for a conflict of interest that KCM prohibits affiliated persons from these activities. You must receive prior written approval before doing any of the following:

              o Negotiateor enter into any business or other transaction with a Client other than pursuant to investment advisory agreements with KCM as envisioned by the Compliance Manual.

              o Negotiateor enter into any agreement on behalf of a Client with any business concern doing or seeking to do business with a Client if the affiliated person has an interest in the business concern.

              o Enter into an agreement, negotiate or otherwise do business on behalf of a Client with a personal friend.

              o Serve on the board of directors of, or act as consultant to, any publicly-traded corporation.

       Further, if any person living in the same house with you or related person contemplates any of these listed activities, you must notify the Chief Compliance Officer of such activity. The person living in the same household or related person is prohibited from these activities, and you must so inform such person of such prohibition. You may be subject to disciplinary action, including termination, as if the person living in the same house or related person pursues such activity. You may be deemed to be entering into any activity the same as if you were the person living in his house or the related person. Exempt from these prohibitions, however, is serving on a board of directors of or acting as a consultant to any publicly-traded corporation in which case written notification to the Chief Compliance Officer is required.

X.     GENERAL OUTSIDE ACTIVITIES
       You must obtain prior written approval from the Chief Compliance Officer before engaging in any outside activities involving Clients, securities, investments, finances or related matters, whether or not compensated for these activities. Outside activities include writing articles on any of these topics for publication, among a variety of activities.

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       Involvement in purely social, religious, educational, charitable, civic, political or fraternal organizations typically does not require prior approval. However, if the involvement entails dealing with funds or securities, prior approval is required. In addition, activities such as seeking elective office require prior approval before any affiliated person may engage in them. In all cases, care must be taken to ensure that these activities do not, in any way, conflict or interfere with serving KCM's Clients. Approval to engage in this type of outside activity is obtained by submitting a written memorandum describing the proposed activity to the Chief Compliance Officer, and receiving written approval therefrom.


XI. WHAT HAPPENS IF YOU VIOLATE THE RULES IN THE CODE OF ETHICS? You may be subject to serious penalties.

       A.     THE PENALTIES WHICH MAY BE IMPOSED INCLUDE:

              o  formal warning;

              o  written reprimand;

              o  restriction of trading privileges;

              o  disgorgement of trading profits;

              o  fine; AND/OR

              o  suspension or termination of employment.

       B.     PENALTY FACTORS

              The factors which may be considered when determining the appropriate penalty include, but are not limited to:

              o  the harm to the interests of the Clients;

              o  the extent of unjust enrichment;

              o  the frequency of occurrence;

              o the degree to which there is personal benefit from unique knowledge obtained through employment with KCM;

              o  the degree of perception of a conflict of interest;

              o evidence of fraud, violation of law, or reckless disregard of a regulatory requirement; AND/OR

              o the level of accurate, honest and timely cooperation from the person subject to the Code of Ethics.

              If you have any questions about the Code of Ethics, do not hesitate to ask the Chief Compliance Officer.

XII.   ANNUAL CERTIFICATION OF COMPLIANCE WITH THE CODE
       As a condition of your employment, you will be asked to certify annually:

       o    that you have read this Code of Ethics;

       o    that you understand this Code of Ethics; AND

       o    that you have complied with this Code of Ethics.

       See the ANNUAL CODE OF ETHICS CERTIFICATION, EXHIBIT D.


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APPENDIX 1:  DEFINITIONS

1.   "BENEFICIAL OWNERSHIP"
     See "Appendix 2:  What is Beneficial Ownership?"


2.   "CODE-EXEMPT SECURITY"
     A "code-exempt security" is a security in which you may invest without preclearing or reporting such transactions with KCM. The list of Code-Exempt Securities appears in Appendix 3.


3.   "INITIAL PUBLIC OFFERING"
     "Initial public offering" means an offering of securities for which a registration statement has not previously been filed with the SEC and for which there is no active public market in the shares.


4.   "PRIVATE PLACEMENT"
     "Private placement" means an offering of securities in which the issuer relies on an exemption from the registration provisions of the federal securities laws, and usually involves a limited number of sophisticated investors and a restriction on resale of the securities.

5.   "SECURITY"
     A "security" includes a great number of different investment vehicles. However, for purposes of this Code of Ethics, "security" includes any of the following:

       o  note,
       o  stock,
       o  treasury stock,
       o  security future,
       o  bond,
       o  debenture,
       o  evidence of indebtedness,
       o certificate of interest or participation in any profit-sharing agreement,
       o  collateral-trust certificate,
       o  preorganization certificate or subscription,
       o  transferable share, investment contract,
       o  voting-trust certificate, certificate of deposit for a security,
       o  fractional undivided interest in oil, gas or other mineral rights,
       o any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or
       o any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or
       o  in general, any interest or instrument commonly known as a "security,"

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       o  any certificate of interest or participation in, temporary or interim certificate for, receipt for, guaranty of, future on or warrant or right to subscribe to or purchase, any of the foregoing; or

       o any share in the mutual funds listed on the AFFILIATED MUTUAL FUNDS, SCHEDULE A.













                                                               December 15, 2004
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APPENDIX 2:  WHAT IS "BENEFICIAL OWNERSHIP"?

1. ARE SECURITIES HELD BY FAMILY MEMBERS "BENEFICIALLY OWNED" BY ME? PROBABLY. As a general rule, you are regarded as the beneficial owner of securities held in the name of

     o  your spouse;

     o  your minor children;

     o  a relative who shares your home; OR

     o  any other person IF:

        o You obtain from such securities benefits substantially similar to those of ownership. For example, if you receive or benefit from some of the income from the securities held by your spouse, you are the beneficial owner; OR

       o   You can obtain title to the securities now or in the future.


2. ARE SECURITIES HELD BY A COMPANY I OWN ALSO "BENEFICIALLY OWNED" BY ME? PROBABLY NOT. Owning the securities of a company does not mean you "beneficially own" the securities that the company itself owns. HOWEVER, you will be deemed to "beneficially own" these securities if:

     O The company is merely a medium through which you (by yourself or with others) in a small group invest or trade in securities; AND

     O The company has no other substantial business.

       In such cases, you and those who are in a position to control the company will be deemed to "beneficially own" the securities owned by the company.

3.     ARE SECURITIES HELD IN TRUST "BENEFICIALLY OWNED" BY ME?
       MAYBE. You are deemed to "beneficially own" securities held in trust if any of the following is true:
     o You are a trustee and either you or members of your immediate family have a vested interest in the income or corpus of the trust;

     o  You have a vested beneficial interest in the trust; OR

     o You are settlor of the trust and you have the power to revoke the trust without obtaining the consent of all the beneficiaries.

     As used in this section, the "immediate family" of a trustee means:

     o  A son or daughter of the trustee, or a descendent of either;

     o  A stepson or stepdaughter of the trustee;

     o  The father or mother of the trustee, or an ancestor of either;

     o  A stepfather or stepmother of the trustee; and A

     o  spouse of the trustee.

     For the purpose of determining whether any of the foregoing relationships exists, a legally adopted child of a person is considered a child of such person by blood.


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5.   ARE SECURITIES IN PENSION OR RETIREMENT PLANS "BENEFICIALLY OWNED" BY ME?
     PROBABLY NOT. Beneficial ownership does not include indirect interest by any person in portfolio securities held by a pension or retirement plan holding securities of an issuer whose employees generally are the beneficiaries of the plan.

     However, your participation in a pension or retirement plan is considered beneficial ownership of the portfolio securities if you can withdraw and trade the securities without withdrawing from the plan.

6.   EXAMPLES OF BENEFICIAL OWNERSHIP
     SECURITIES HELD BY FAMILY MEMBERS

     EXAMPLE 1: Tom and Mary are married. Although Mary has an independent source of income from a family inheritance and segregates her funds from those of her husband, Mary contributes to the maintenance of the family home. Tom and Mary have engaged in joint estate planning and have the same financial adviser. Since Tom and Mary's resources are clearly significantly directed towards their common property, they shall be deemed to be the beneficial owners of each other's securities.

     EXAMPLE 2: Mike's adult son David lives in Mike's home. David is self-supporting and contributes to household expenses. Mike is a beneficial owner of David's securities.

     EXAMPLE 3: Joe's mother Margaret lives alone and is financially independent. Joe has power of attorney over his mother's estate, pays all her bills and manages her investment affairs. Joe borrows freely from Margaret without being required to pay back funds with interest, if at all. Joe takes out personal loans from Margaret's bank in Margaret's name, the interest from such loans being paid from Margaret's account. Joe is a significant heir of Margaret's estate. Joe is a beneficial owner of Margaret's estate. SECURITIES HELD BY A COMPANY EXAMPLE 4: ABC is a holding company with five shareholders owning equal shares in the company. Although ABC Company does no business on its own, it has several wholly-owned subsidiaries which invest in securities. Stan is a shareholder of ABC Company. Stan has a beneficial interest in the securities owned by ABC Company's subsidiaries.

     SECURITIES HELD IN TRUST
     EXAMPLE 5: John is trustee of a trust created for his two minor children. When both of John's children reach 21, each shall receive an equal share of the corpus of the trust. John is a beneficial owner of the trust.

     EXAMPLE 6: Jane is trustee of an irrevocable trust for her daughter. Jane is a director of the issuer of the equity securities held by the trust. The daughter is entitled to the income of the trust until she is 25 years old, and is then entitled to the corpus. If the daughter dies before reaching 25, Jane is entitled to the corpus. Jane is a beneficial owner of the trust.

     EXAMPLE 7: Tom's spouse is the beneficiary of an irrevocable trust managed by a third party investment adviser. Tom is a beneficial owner of the trust.


                                                               December 15, 2004
                                                  (last amended January 5, 2005)
                                       11
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                                                                  CODE OF ETHICS
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APPENDIX 3:  CODE-EXEMPT SECURITIES
Because they do not pose a possibility for abuse, some securities are exempt from KCM's Code of Ethics. The following is the current list of "Code-Exempt Securities":

o  Direct obligations of the Government of the United States.

o Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements.

o  Shares issued by money market funds.

o  Shares issued by open-end funds other than reportable funds, as defined.

o Shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are reportable funds.

Reportable fund means:

   i. Any fund for which KCM serves as an investment advisor as listed in AFFILIATED MUTUAL FUNDS, SCHEDULE A.

   ii. Any fund whose investment advisor or principal underwriter controls KCM, is controlled by KCM, or is under common control with KCM.




                                                               December 15, 2004
                                                  (last amended January 5, 2005)
                                       12
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                                                                  CODE OF ETHICS
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APPENDIX 4:  HOW DOES THE PRECLEARANCE PROCESS WORK?
After requesting pre-clearance from the trader, your request is then subjected to the following test.


STEP 1:  BLACKOUT TEST
O Is the security in question on the relevant Access Person, Investment or Portfolio Person blackout list?

IF "YES", you will be denied the personal trade request.

IF "NO", then your request will be approved by the compliance officer.

THE CHIEF COMPLIANCE OFFICE MAY CHANGE THE POLICIES AND PROCEDURES OF THIS REQUIRED PRECLEARANCE AT ANY TIME AS DEEMED NECESSARY IN HIS SOLE DISCRETION TO ADHERE TO THE INTENT AND PURPOSE OF THE CODE OF ETHICS.








                                                               December 15, 2004
                                                  (last amended January 5, 2005)
                                       13

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                                                                  CODE OF ETHICS
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SCHEDULE A, AFFILIATED MUTUAL FUNDS

INVESTMENT ADVISER:

KORNTIZER CAPITAL MANAGEMENT, INC.


THE FUNDS:

AFBA 5STAR FUNDS

AFBA 5STAR BALANCED FUND

AFBA 5STAR LARGE CAP FUND

AFBA 5STAR SMALL CAP FUND

AFBA 5STAR USA GLOBAL FUND

AFBA 5STAR HIGH YIELD FUND

AFBA 5STAR SCIENCE & TECHNOLOGY FUND

AFBA 5STAR MID CAP FUND



THE BUFFALO FUNDS

BUFFALO BALANCED FUND

BUFFALO LARGE CAP FUND

BUFFALO SMALL CAP FUND

BUFFALO USA GLOBAL FUND

BUFFALO HIGH YIELD FUND

BUFFALO SCIENCE & TECHNOLOGY FUND

BUFFALO MID CAP FUND

BUFFALO MICRO CAP FUND



INVESTORS MARK SERIES FUND, INC.




                                                               December 15, 2004
                                                  (last amended January 5, 2005)
                                       14

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                                                                  CODE OF ETHICS
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                       KORNITZER CAPITAL MANAGEMENT, INC.
                                 CODE OF ETHICS

                                                                       EXHIBIT A
                                                               DECEMBER 15, 2004

                SECURITIES TRADING REQUEST AND AUTHORIZATION FORM



1. Request. I request authorization to enter into the following securities or fund transactions in which I may be deemed to have a beneficial interest.

Name of Company or Fund and Ticker Symbol: _____________________________________

Type of Order:   Buy _____  Sell _____  Exchange _____  Tender _____

                 Other _____ (Explain)

Price (security):   Market _____  Limit @_____  Stop @_____

                    Number of Shares: _____

Amount of Transaction (mutual fund):____________________________________________

Broker/Dealer, Bank (Executing Firm):___________________________________________

Registration & Account Number:__________________________________________________

This transaction will comply with all applicable provisions contained in KCM's Code of Ethics.

Signature of Affiliated Person _________________________________ Date: _________

Printed Name of Affiliated Person ______________________________________________

2. Approvals. The above transaction is APPROVED based on information provided and must be completed within three business days from the date of approval. If the transaction has not been completed in whole or in part, it may only then be executed if approval for such a subsequent execution is given at the discretion of the KCM's Chief Compliance Officer upon additional written request by you.

Approval

Signatures of trader and portfolio manager

____________________________________________________________ Date  _____________

____________________________________________________________ Date  _____________


Signature of Chief Compliance Officer ______________________ Date   ____________


                                                               December 15, 2004
                                                  (last amended January 5, 2005)
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                                                                  CODE OF ETHICS
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                       KORNITZER CAPITAL MANAGEMENT, INC.
                                 CODE OF ETHICS

                                                                       EXHIBIT B
                                                               DECEMBER 15, 2004

                          INITIAL CODE OF ETHICS REPORT

                                     For period ending__________________________


         By my signature below, I verify I have submitted to Kornitzer Capital Management, Inc., ("KCM") any and all records of any security in which I have, any direct or indirect beneficial ownership, pursuant to the provisions of KCM's Code of Ethics. The reporting of ownership of the securities shall not be construed as an admission that I have any direct or indirect beneficial ownership in the security.

         I understand that the Rule requires all securities beneficially owned to be reported not later than 10 days after becoming an Access Person, as defined in the Code of Ethics. This information reported must be current as of 45 days prior to becoming an Access Person. I verify that all such information is true, complete and accurate as of the dates indicated.

         Dated this ___ day of _________________, _______.



                                 _______________________________________________
                                        Affiliated Person Signature


                                 Printed Name: _________________________________
                                               (Please sign and print your name
                                                    below your signature)



                                                               December 15, 2004
                                                  (last amended January 5, 2005)
                                       16
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                                                                  CODE OF ETHICS
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                       KORNITZER CAPITAL MANAGEMENT, INC.
                                 CODE OF ETHICS

                                                                       EXHIBIT C
                                                               DECEMBER 15, 2004

                            SECURITIES REPORTING FORM


                                     For period ending__________________________


         By my signature below, I verify that I have submitted to Kornitzer Capital Management, Inc., ("KCM") any and all records of every transaction in any security in which I have, or by reason of such transaction acquire, any direct or indirect beneficial ownership, pursuant to the provisions of KCM's Code of Ethics. The reporting of any transaction shall not be construed as an admission that I have any direct or indirect beneficial ownership in the security.

         I understand that the Rule requires all transactions to be reported not later than 30 days after the end of the calendar quarter in which a transaction was effected. I verify that all such information is true, complete and accurate as of the dates indicated.

         Dated this ___ day of _________________, _______.



                                ________________________________________________
                                Affiliated Person Signature


                                 Printed Name: _________________________________
                                               (Please sign and print your name
                                                      below your signature)






                                                               December 15, 2004
                                                  (last amended January 5, 2005)
                                       17

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                                                                  CODE OF ETHICS
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                       KORNITZER CAPITAL MANAGEMENT, INC.
                                 CODE OF ETHICS


                                                                       EXHIBIT D
                                                               DECEMBER 15, 2004

                       ANNUAL CODE OF ETHICS CERTIFICATION


Name of affiliated person:  ____________________________________________________

Date of Code of Ethics:  _______________________________________________________

         I hereby certify and acknowledge by my signature the following:

         1. I have reviewed, read, become familiar with and had an opportunity to ask questions regarding Kornitzer Capital Management, Inc., Code of Ethics.

         2. I understand that strict adherence and compliance with all provisions of the Code of Ethics is required, and that failure to do so will subject me to disciplinary action, as determined within the sole and absolute discretion of KCM.

         3. I have received preclearance for any and all personal securities transactions as required by the Code of Ethics. I have adhered to the further restrictions on my personal securities transactions and other transactions, and I have either refrained from those activities prohibited by the Compliance Manual or received prior approval for the transaction or activity.

         4. I have reported all personal securities transaction as required by the Code of Ethics, and such reports are true, complete and accurate as of the dates submitted.

         5. All potential conflicts of interest with a client or potential client have been avoided by me. Additionally, I have not entered into any business or other relationship with a client or potential client.




_____________________________             ______________________________________
Date                                      Signature





                                                               December 15, 2004
                                                  (last amended January 5, 2005)
                                       18